UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5(d) of the Securities Exchange Act of 1934

September 16, 2015

Date of Report (Date of earliest event reported)

Adelphia Recovery Trust

Exact Name of Registrant as Specified in its Charter

Delaware	000-53209	11-6615508
State of Incorporation	Commission File Number	IRS Employer Identification Number

919 North Market Street, 17th Floor, P.O. Box 705, Wilmington, Delaware 19899

Address of principal executive offices, including zip code

302-652-4100  Attn: Dean Ziehl

Registrant’s telephone number,  including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule  I 4d-2(b) under the Exchange Act ( 17 CFR 240. I 4d-2(b))

☐                                    Pre-commencement communications pursuant to Rule l 3e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Introductory Note

As previously disclosed, on August 13, 2015, the Adelphia Recovery Trust (the “ART”) filed a motion with the Bankruptcy Court seeking the cancellation of certain Series of CVV Interests (“Interests”) as part of a staged wind-down process. Cancellation of Series ACC-7 interests will result in the deregistration of the ART as a publicly reporting entity with the Securities and Exchange Commission (“SEC”).

Item 3.03. Material Modification to Rights of Security Holders.

Item 8.01 set forth below is incorporated in this Item 3.03 by reference.

Item 8.01. Other Events.

On September 10, 2015, the ART submitted an order to the Bankruptcy Court for the cancellation of the Interests and on September 15 at midnight, the period for objection to the order expired.  A copy of the order can be found at the Adelphia Recovery Trust Important Documents tab at adelphiarestructuring.com.  Following the Bankruptcy Court’s entry of the order into the docket, which the ART expects to occur on or around September 17, 2015, the ART intends to cancel the Interests and file with the SEC a certification on Form 15 under the Exchange Act requesting the suspension of the ART’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934.  The ART may continue to make certain information, such as periodic reports regarding the results of the ART’s operations, available through the Adelphia Recovery Trust Important Documents tab at adelphiarestructuring.com.  As stated in our quarterly report on Form 10-Q filed August 14, 2015, the ART discourages trading of the Interests.  The ART continues to discourage trading of the Interests during the period prior to cancelation of the Interests.

Cautionary Statement Regarding Forward-Looking Information.

This report on Form 8-K contains forward-looking statements about the intentions of the ART to cancel the Interests and suspend reporting obligations.  When used in this current report, the words “will”, “believe,” “expects,” “may” and “intends” as they relate to the ART or its management are intended to identify forward-looking statements.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the ART’s control. These factors include but are not limited to: delay in entry of the order, failure to consummate or delay in consummating the cancellation, failure to post information to the ART’s website in the future and changes in laws or regulations. The ART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the SEC filings of the ART, including those on Forms 10-K, 10-K/A, 10-Q and 8-K reports filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on the 16th day of September, 2015.

Dated: September 16, 2015	By: Quest Turnaround Advisors, LLC
as Trust Administrator of the Adelphia Recovery Trust
/s/ Jeffrey A. Brodsky
Jeffrey A. Brodsky
Member